UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 22, 2010

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On March 25, 2010, SYNNEX Corporation (“SYNNEX”) issued a press release regarding SYNNEX’ financial results for its fiscal first quarter ended February 28, 2010. The full text of SYNNEX’ press release is furnished herewith as Exhibit 99.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders

SYNNEX held an Annual Meeting of our Stockholders on March 22, 2010, at which the following occurred:

ELECTION OF EIGHT DIRECTORS TO THE BOARD OF DIRECTORS: The stockholders elected Robert Huang, Kevin Murai, Matthew Miau, Fred Breidenbach, Gregory Quesnel, Dwight Steffensen, James Van Horne and Duane Zitzner as Directors. The votes on the matters were as follows:

ELECTION OF DIRECTORS	FOR	WITHHELD	BROKER NON-VOTES
Robert Huang	30,147,909	769,324	1,790,191
Kevin Murai	30,370,315	546,918	1,790,191
Matthew Miau	28,554,716	2,362,517	1,790,191
Fred Breidenbach	30,625,055	292,178	1,790,191
Gregory Quesnel	30,625,055	292,178	1,790,191
Dwight Steffensen	30,625,015	292,218	1,790,191
James Van Horne	30,624,640	292,593	1,790,191
Duane Zitzner	30,626,115	291,118	1,790,191

PROPOSAL TO APPROVE AN AMENDMENT TO OUR EXECUTIVE PROFIT SHARING PLAN FOR SECTION 16(B) OFFICERS: The stockholders approved an amendment to SYNNEX’ Executive Profit Sharing Plan for Section 16(b) Officers. The vote on the matter was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,566,450	256,935	93,848	1,790,191

RATIFICATION OF THE SELECTION BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS: The stockholders ratified the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as SYNNEX’ independent registered public accountants for the 2010 fiscal year. The vote on the matter was as follows:

FOR	AGAINST	ABSTAIN
32,545,933	70,294	91,197

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 25, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2010

SYNNEX CORPORATION

By:	/s/ SIMON Y. LEUNG
Simon Y. Leung
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 25, 2010.

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